UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 29, 2021
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands	001-33493	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
65 Market Street
Suite 1207, Jasmine Court
P.O. Box 31110
Camana Bay
Grand Cayman
Cayman Islands		KY1-1205
(Address of principal executive offices)		(Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares	GLRE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On August 3, 2021, Greenlight Capital Re, Ltd. (the "Registrant") issued a press release announcing its financial results for the second quarter and six months ended June 30, 2021. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Annual Bonus Program

To help address concerns expressed by investors regarding executive compensation, Greenlight Capital Re, Ltd. (the “Registrant”) retained Mercer (US) Inc. (“Mercer”) to provide support related to all matters typically handled by the Compensation Committee of the Board of Directors of the Registrant (the “Compensation Committee”), including matters related to compensation strategy and incentive plan design.

On July 29, 2021, following Mercer’s review of the Registrant’s compensation practices, the Compensation Committee recommended to the Board of Directors of the Registrant (the “Registrant Board”), and the Registrant Board approved, a new annual bonus program (the “New Annual Bonus Program”) which will be administered by the Compensation Committee and replaces any other annual incentive program in respect of 2021. No incentive cycles prior to 2021 under the Registrant’s previously-disclosed bonus program are impacted other than as previously disclosed. The first plan year under the New Annual Bonus Program is calendar year 2021, which corresponds with the Registrant’s fiscal year, and each fiscal year will represent a new performance period.

Eligible employees, which includes all full-time salaried employees of the Registrant and its subsidiaries, who become participants in the New Annual Bonus Program for a specific plan year will be eligible to receive a target bonus opportunity expressed as a percentage of base salary. Actual participation in the New Annual Bonus Program will be determined with respect to each plan year and will be based on the recommendations of the Registrant’s Chief Executive Officer (the “CEO”) and will be subject to the discretion of the Compensation Committee. Target bonus opportunities will vary by individual participant and may vary among employees in the same salary grade level or same internal reporting relationship.

Awards under the New Annual Bonus Program may be earned based upon achievement of certain performance metrics, financial or otherwise, as determined by the Compensation Committee. The aggregate target bonus opportunity may be broken down into two parts: (1) the company performance target bonus and/or (2) the individual performance target bonus. Bonuses under the New Annual Bonus Program in respect of 2021 will be determined based on one or both of the following metrics: (i) 2021 adjusted operating profit (as a percentage of book value as of January 1, 2021) and/or (ii) individual performance. The weightings of each metric, to the extent applicable, which may vary by participant, are recommended by the CEO (other than with respect to the CEO whose weightings are determined by the Compensation Committee) and determined by the Compensation Committee. The metrics and the associated weightings may be changed from plan year to plan year.

The Compensation Committee will select one or more of the following as the company performance criteria related to the company performance target bonus for each plan year: (1) adjusted operating profit; (2) growth in book value per share; (3) total shareholder return; (4) underwriting loss ratio; (5) underwriting combined ratio; (6) expense ratio; (7) net income; or (8) any other performance criteria that the Compensation Committee may select in its discretion. Each selected company performance criteria will be assigned a threshold, target and maximum level of achievement as determined by the Compensation Committee in is sole discretion. The company performance criteria and requisite level of performance corresponding to threshold and maximum levels of performance (including the corresponding percentage of the company performance target bonus that can be earned) may be changed from plan year to plan year, but in no event may the maximum level of performance result in a payment in excess of 200% of the company performance target bonus.

Under the New Annual Bonus Program, participants will be eligible to receive a bonus related to the company performance criteria, to the extent applicable, if the Registrant achieves at least the threshold level of performance for the applicable performance period. If the threshold level of performance related to the 2021 adjusted operating profit metric is not attained, no portion of the award allocated to that metric will be earned. If the threshold level of performance related to the 2021 adjusted operating profit metric is attained, to the extent applicable, participants are eligible to receive 50% of the target award related to that metric. If the target level of performance related to the 2021 adjusted operating profit metric is attained, participants are eligible to receive 100% of the target award related to that metric. If the maximum level of performance related to the 2021 adjusted operating profit metric is attained, participants are eligible to receive 200% of the target award related to that metric. Linear interpolation is used to calibrate payouts between the threshold, target and maximum levels. The individual performance metric ranges from 0% of the target award related to that metric to 100% of the target award related to that metric. The Compensation Committee or the CEO, as applicable, will determine in its or his sole discretion the percentage of the individual performance target bonus, if any, that a participant will be eligible to earn in the event of less than 100% attainment of the individual performance criteria.

Performance and bonus achievement are measured following the end of the single year performance period and bonuses are generally paid in cash following the Registrant Board’s approval of audited fiscal year results and the determination by the CEO or the Compensation Committee, as applicable, of individual performance levels, but in no event later than March 15 of the year following the year to which the bonus relates, subject generally to continued employment through the last day of the performance period (and not having given or received notice of termination); provided, however, that if a participant’s employment terminates due to death or disability prior to the last day of the performance period, the participant will be entitled to a pro-rata bonus based on actual performance for the year in which the termination occurs, subject to compliance with the terms of the participant’s employment agreement or offer letter, as applicable. If a participant commences participation in the New Annual Bonus Program after the first day of the applicable plan year, any such bonus payable in respect of such plan year will be pro-rated based on the portion of the year employed.

All payments under the New Annual Bonus Program may (or, to the extent required by law or listing standards of any securities exchange on which the Registrant’s securities are listed, will) be subject to recoupment, cancellation, reduction or forfeiture (1) in accordance with any clawback or similar policy adopted by the Registrant Board or the Compensation Committee, (2) in accordance with any clawback or similar policy that the Registrant is required to adopt pursuant to any applicable listing standards or applicable law or (3) in the event of fraud or any financial restatements or irregularities.

Appointment of Directors

On August 3, 2021, the Registrant issued a press release that the Registrant Board and the Board of Directors of Greenlight Reinsurance, Ltd (the “Greenlight Re Board”) have appointed each of Johnny Ferrari, Ursuline Foley and Victoria Guest as independent directors of the Registrant Board and the Greenlight Re Board, effective July 30, 2021. The appointments of Mr. Ferrari, Ms. Foley and Ms. Guest to the Greenlight Re Board are each subject to the approval of the Cayman Islands Monetary Authority. At the time of the filing of the Form 8-K, the Registrant Board and the Greenlight Re Board had not yet determined on which committees Mr. Ferrari, Ms. Foley or Ms. Guest would serve. Each of the directors brings in-depth experience with the insurance and reinsurance industries, as well as extensive management experience.

Mr. Ferrari, age 53, is currently a consultant to companies in the financial services industry after having retired from KPMG International (“KPMG”) in June 2021. Prior to his retirement, Mr. Ferrari specialized in providing audit services to companies in the banking, insurance and asset management industries. Mr. Ferrari held multiple roles for KPMG and its member firms including serving as a member of the Global Monitoring Group for KPMG International from July 2017 to June 2021, Chief Operating Officer for Audit Quality for KPMG EMA Region from October 2019 to June 2021 and as an Audit Partner for KPMG Cayman Islands from October 2003 to September 2019, including serving as Partner in Charge of Risk Management from October 2012 to September 2019. Mr. Ferrari also served as a member of KPMG’s Executive Management Committee and participated on the Audit Quality Professional Practice Steering Committee from October 2012 to September 2019. Mr. Ferrari holds a Bachelor’s degree from the University of Toronto. Mr. Ferrari is a member of the Charter Professional Accountants of Ontario and Cayman Islands Institute of Professional Accountants.

Ms. Foley, age 60, currently serves on the board of directors of Provident Financial Services, Inc. and Provident Bank (NYSE: PFS) and is a member of the Risk and Technology committees. Ms. Foley also serves as a director of DOCOsoft Ltd., a software company providing claims management, document management and workflow software solutions for the global insurance and financial services markets. From April 2016 to October 2018, Ms. Foley served as Chief Corporate Operations Officer and Managing Director of XL Group PLC, a global provider of commercial insurance and reinsurance, which became AXA XL in September 2018. From 2010 to April 2016, Ms. Foley served as Chief Information Officer, Chief Data Officer, Enterprise Enablement Strategy for XL Group PLC. Ms. Foley has also served in other senior roles for XL Group PLC, including Senior Vice President, Chief Information Officer of Reinsurance for the Property and Casualty, Life and Financial Lines for XL Reinsurance. Ms. Foley also currently serves on several advisory and non-profit boards of directors. Ms. Foley holds both a Bachelor of Science and Teaching Diploma from University College Cork, Ireland, a Master of Science from PACE University New York and a Technology Leadership certificate from Babson University. Ms. Foley has also received certificates from NYC College of Insurance and the College of Finance, NYC.

Ms. Guest, age 54, serves on the board of directors of The Bessemer Group, Incorporated and its principal subsidiary banks, and the board of managers/directors of Bessemer Securities LLC and its principal subsidiary. Previously, Ms. Guest was General Counsel and Corporate Secretary of Hamilton Insurance Group, Ltd., a Bermuda-based holding company for insurance and reinsurance operations, from December 2013 until retirement in November 2017. From July 2012 to December 2013, Ms. Guest was General Counsel and Corporate Secretary of SAC Re Holdings, Ltd, a Bermuda-based reinsurer. Ms. Guest has also served as General Counsel and Corporate Secretary of Ariel Holdings, Ltd. from July 2009 to June 2012 and RAM Holdings,

Ltd. from January 2006 to June 2009. Ms. Guest has a Juris Doctor from Harvard Law School and a Bachelor of Arts from Stanford University.

Mr. Ferrari’s, Ms. Foley’s and Ms. Guest’s director compensation will be similar to the other independent directors of the Registrant, as described under “Director Compensation” in the Registrant’s 2021 proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on March 12, 2021. The Registrant also entered into a Deed of Indemnity with each of Mr. Ferrari, Ms. Foley and Ms. Guest. Each Deed of Indemnity provides that the Registrant will indemnify and hold harmless, and advance expenses paid or incurred by, Mr. Ferrari, Ms. Foley and Ms. Guest, as applicable, to the fullest extent permitted by law, for claims relating to his or her service to the Registrant or its subsidiaries, subject to the terms and conditions contained in the form of Deed of Indemnity incorporated by reference hereto as Exhibit 99.2. The Deed of Indemnity is identical in all material respects to the indemnification agreements entered into with other directors of the Registrant.

A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 8.01 Other Events

As a result of a review of the Registrant’s corporate governance practices following the Registrant’s most recent say-on-pay vote and based on input from Mercer in connection with its review of the Registrant’s compensation and corporate governance practices, on July 29, 2021, the Compensation Committee recommended to the Registrant Board, and the Registrant Board approved, the Registrant’s Share Ownership and Retention Policy for Executives and Non-Employee Directors, effective July 29, 2021 (as it may be amended from time to time, the “Policy”).

The Policy includes the following minimum share ownership requirements for the Registrant’s named executive officers and non-employee directors:

Chief Executive Officer – A multiple of 5 times annual base salary

All Other Named Executive Officers – A multiple of 2 times annual base salary

Non-Employee Directors – A multiple of 5 times annual cash retainer

For purposes of the Policy, ownership will include: the Registrant’s class A or class B ordinary shares owned through a wholly-owned entity, individually and/or by immediate family members residing in the same household, in each case, that are not hedged, pledged or otherwise encumbered, and restricted shares/share units not yet vested that vest based solely on time/service. Ownership does not include unexercised stock options (whether vested or unvested), unexercised share appreciation rights (whether vested or unvested), performance shares/share units, and/or any equity-based awards that may be settled in cash.

The value of the Registrant’s class A or class B ordinary shares owned by each named executive officer and non-employee director will be calculated on an annual basis on each December 31 based upon the Nasdaq Global Select Market’s average closing price for a class A ordinary share of the Registrant for the immediately preceding six month period.

Current named executive officers and non-employee directors have up to five years from the initial effective date of the Policy to achieve the foregoing share ownership requirements. Future named executive officers and non-employee directors will have up to five years from the date of hire/election/appointment, as applicable, to achieve the foregoing share ownership requirements. If any named executive officer is not in compliance with the Policy within the applicable five year period, then 50% of any short-term incentive plan award for a given year will be paid in class A ordinary shares until such time as compliance is achieved. If any non-employee director is not in compliance with the Policy within the applicable five year period, then the annual cash retainer will be paid in class A ordinary shares until such time as compliance is achieved.

The foregoing description of the Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Policy, a copy of which is filed as Exhibit 99.4 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Earnings press release, "GREENLIGHT RE ANNOUNCES SECOND QUARTER 2021 FINANCIAL RESULTS", dated August 3, 2021, issued by the Registrant
99.2	Form of Deed of Indemnity between the Registrant and each of its officers and directors (incorporated by reference to Exhibit 10.11 of the Registrant's Registration Statement No. 333-139993)
99.3	Press release,"GREENLIGHT CAPITAL RE, LTD. ANNOUNCES NEW DIRECTOR APPOINTMENTS" , dated August 3, 2021, issued by the Registrant
99.4	Greenlight Capital Re, Ltd. Share Ownership and Retention Policy for Executives and Non-Employee Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Neil Greenspan
Name:	Neil Greenspan
Title:	Chief Financial Officer
Date:	August 3, 2021